1Q23 Earnings Presentation April 25, 2023 JetBlue Flight 472 over New York on March 21st, 2023 Photo courtesy of Ursula Hurley

2 Safe Harbor This Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward- looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic and government-imposed measures to control its spread; risk associated with execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of lawsuits filed against us related to our Northeast Alliance with American Airlines Group Inc.; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit's operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of Spirit following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforce, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity incidents; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with our reputation and brand; our significant fixed obligations; our substantial indebtedness; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs; risks associated with seeking short-term additional financing liquidity; failure to realize the value of intangible or long-lived assets; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with future environmental regulations; the impacts of federal budget constraints or federally imposed furloughs; climate change; changes in government regulations in our industry; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; and risks associated with the implementation of 5G wireless technology near airports that we operate in. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the Merger with Spirit. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the Securities and Exchange Commission, or SEC, including but not limited to, JetBlue’s 2022 Annual Report on Form 10-K. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within this Presentation.

3 1Q23 Earnings Update Robin Hayes Chief Executive Officer

4 1Q23 Exceeded 1Q23 adjusted EPS guidance, demonstrating solid execution operationally and financially. Drove strong operational performance, with higher revenue and better cost efficiency throughout the quarter relative to initial expectations. 2Q23 Driving strong sequential pre-tax margin improvement through continued momentum in revenue performance and further traction on cost control. Well on track in enhancing our long-term profitability and restoring our historical earnings power. FY23 and Beyond Continued confidence in full-year earnings outlook. JetBlue is positioned to win given our unique combination of low fares and great service. Continue to expect Spirit acquisition to close no later than 1H24. Customers benefit greatly from this pro-competitive transaction to create a national low-fare challenger to the current industry landscape. Creating Long- Term Value for All Our Stakeholders Delivering on our commitments while sustaining momentum.

Making Steady Progress to Ensure Long-Term Success Through Strategic Initiatives


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Strengthening Key Margin Builders

- Northeast Alliance (NEA) driving a year-over-year margin tailwind, coming via a maturation of significant New York City growth.
- Ongoing multi-year evolution of loyalty program, expected to accelerate with the launch of new TrueBlue.
- JetBlue Travel Products expanding addressable market, opening Paisly hotel and car rental booking tool to any traveler independent of a JetBlue itinerary.
- Maintaining cost discipline to support long-term margin expansion as we deliver on our structural cost program.

Solidifying Our Sustainability Commitments

- Announced a Shell Aviation agreement for delivery of 10M gallons of sustainable aviation fuel (SAF), which is expected to bring SAF to ~15% of JetBlue's fuel consumption at Los Angeles International Airport (LAX).

Reaffirming FY23 EPS of $0.70 - $1.00

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6 Commercial Update and Outlook Joanna Geraghty President & Chief Operating Officer

Generating Strong Revenue Aided by Commercial Initiatives


1Q23 vs. 1Q22(1)
Guidance
8% to 9%
9.0%
34.1%
Guidance
32% to 35%
ASMs
Revenue


2Q23 vs. 2Q22
4.5% to 7.5%
4.5% to 8.5%
ASMs
Revenue

Strong operational start to 2023.

- Strong execution on completion factor and A14.
- Fine-tuning our summer capacity plans to help protect operability given air traffic control constraints.
- Continued multi-year upgrade of operations technology, including the aircraft movement control system in the second quarter.

Customer demand remains robust.

- Demand driven by leisure and visiting-friends-and-relatives (VFR) traffic.
- In 2022, Q2 and Q3 saw unprecedented pent-up demand. In 2023, seasonality is normalizing.
- 2Q23 revenue impacted by ~0.5% pts from extended Fort Lauderdale-Hollywood International Airport (FLL) closure in April and immediate aftermath.

Commercial initiatives continue to drive strong revenue.

- NEA poised to grow earnings contribution in 2023 and beyond as growth matures with improving margin trajectory.
- Continued transformation of TrueBlue – launching new program in May, expanded Paisly offerings for non-flight customers, and new card portfolio redemption options.

(1) Initial Q1 guidance in January of 28% to 32% YoY for revenue and 5.5% to 8.5% YoY for ASMs.

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8 Financial Update and Outlook Ursula Hurley Chief Financial Officer

9 Keeping Costs Low to Drive Long-Term Earnings Generation Continued execution on costs. • Met or exceeded quarterly cost guidance for fifth consecutive quarter. • Outperformed midpoint of initial 1Q23 CASM ex-Fuel guidance by 1.8% points. • 2Q23 cost outlook includes ~1% point impact from reduced summer schedule due to FAA staffing constraints and ~0.5% point impact from FLL closure. • Expecting quarterly CASM ex-Fuel step up later in the year as we manage timing of maintenance events and absorb contractual increase tied to pilot agreement. • Keeping FY23 CASM ex-Fuel outlook intact. Successfully implementing Structural Cost Program. • Achieved ~$35M in run-rate cost savings since launch. Well on track to driving $70M in cost reduction in 2023 and $150-200M through 2024. • Realized over $30M in savings, with 12 E190s retired to-date. Continue to expect $75M in savings through 2024 from E190 fleet transition. On-track to restore our earnings power. • Exceeded 1Q23 adjusted EPS guidance. • Achieving cost efficiency goals to mitigate inflationary pressures, providing a base for strong operating leverage. (1) Initial Q1 guidance in January of 2% to 4% YoY for CASM ex-Fuel. (2) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A. 1Q23 2Q23 1.2% 1.5% to 3.5% Guidance 1% to 2% CASM ex-Fuel(1)(2) YoY

10 (1) Refer to reconciliations of non-GAAP financial measures in Appendix B. (2) As of 4Q22. Total debt is adjusted for total operating leases and pension / post retirement liabilities. (3) Includes $600M undrawn revolver. Maintaining a healthy liquidity position and comfortable leverage profile. • Balance sheet remains among the strongest in the industry. • Ended Q1 with $2.3B in liquidity(3), or 23% of trailing twelve months revenue. • Actively financing aircraft deliveries to maximize flexibility; raised $116M YTD. Actively managing risk to protect our earnings outlook. • Opportunistically entered into fuel hedges to mitigate the potential impact from significant volatility and price spikes. • Fuel currently hedged ~23% of planned FY23 consumption. Focused on Maintaining Strong Balance Sheet Adjusted Debt to Capital(1)(2) 47% 52% 55% 80% 84% 85% 114% LUV ALK JBLU SAVE DAL UAL AAL

11 (1) Includes the impact from the new Pilot Union agreement of approximately 3% points for the second quarter and full year 2023. Please refer to Appendix A. (2) Fuel hedging ~31% for 2Q23; ~23% for FY23. (3) Fuel price based on forward curve as of April 14, 2023. Please refer to our Investor Update posted on ir.jetblue.com for additional guidance metrics. Guidance 2Q23 FY23 Available Seat Miles (ASMs) 4.5% - 7.5% YoY 5.5% - 8.5% YoY Revenue 4.5% - 8.5% YoY High single digits to low double digits YoY CASM ex-Fuel(1) 1.5% - 3.5% YoY 1.5% - 4.5% YoY Estimated Fuel Price per Gallon(2)(3) $2.75 - $2.90 $2.95 - $3.15 Interest Expense $40 - $50 million $200 - $210 million Adjusted Earnings per Share $0.35 - $0.45 $0.70 - $1.00 Expanding Margins and Maintaining Strong Performance

12 Non-GAAP Financial Measures JetBlue uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. Appendix A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (CASM Ex-Fuel)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

Special items for the first quarter of 2023 include costs related to the following: Our acquisition of Spirit Airlines and union contract costs.

There were no special items in the first quarter of 2022.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

With respect to JetBlue's CASM ex-fuel guidance, JetBlue is unable to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors. Accordingly, a reconciliation to CASM is not available without unreasonable effort

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended March 31,				Percent Change	
	2023		2022			
	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 2,570	$ 15.32	$ 2,103	$ 13.67	22.2%	12.1%
Less:						
Aircraft fuel and related taxes	765	4.56	571	3.71	34.1%	23.0%
Other non-airline expenses	18	0.09	14	0.09	20.9%	10.9%
Special items	112	0.68	—	—	NM	NM
Operating expenses, excluding fuel	$ 1,675	$ 9.99	$ 1,518	$ 9.87	10.4%	1.2%

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14 Operating expense, loss before taxes, net loss and loss per share, excluding special items and net gain on investments Our GAAP results in the applicable periods were impacted by charges that are deemed special items. Special items for the first quarter of 2023 include costs related to the following: Our acquisition of Spirit Airlines and union contract costs. There were no special items in the first quarter of 2022. Mark-to-market and certain gains on our investments were also excluded from our first quarter 2023 GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, LOSS BEFORE TAXES, NET LOSS AND LOSS PER SHARE EXCLUDING SPECIAL ITEMS AND NET GAIN ON INVESTMENTS (in millions, except per share amounts) (unaudited) Three Months Ended March 31, 2023 2022 Total operating revenues $ 2,328 $ 1,736 Total operating expenses $ 2,570 $ 2,103 Less: Special items 112 — Total operating expenses excluding special items $ 2,458 $ 2,103 Operating loss $ (242) $ (367) Add back: Special items 112 — Operating loss excluding special items $ (130) $ (367) Operating margin excluding special items (5.6%) (-21.1%) Loss before income taxes $ (266) $ (398) Add back: Special items 112 — Less: Net gain on investments 3 2 Loss income before income taxes excluding special items and net gain on investments $ (157) $ (400) Pre-tax margin excluding special items and net gain on investments (6.8%) (23.0%) Net loss $ (192) $ (255) Add back: Special items 112 — Less: Income tax benefit related to special items 29 — Less: Net gain on investments 3 2 Less: Income tax expense related to net gain on investments (1) (1) Net loss excluding special items and net gain on investments $ (111) $ (256) Loss per common share: Basic $ (0.58) $ (0.79) Add back: Special items, net of tax 0.25 — Less: Net gain on investments, net of tax 0.01 0.01 Basic excluding special items and net gain on investments $ (0.34) $ (0.80) Diluted $ (0.58) $ (0.79) Add back: Special items, net of tax 0.25 — Less: Net gain on investments, net of tax 0.01 0.01 Diluted excluding special items and net gain on investments $ (0.34) $ (0.80)

15 LOCATION 1) Debt to Capitalization Ratio Adjusted for Total Operating Leases Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes total operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. 2) Debt to Capitalization Ratio Adjusted for Aircraft Operating Leases Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) March 31, 2023 December 31, 2022 Long term debt and finance leases $ 3,316 $ 3,093 Current maturities of long-term debt and finance leases 263 554 Operating lease liabilities - aircraft 188 206 Adjusted debt $ 3,767 $ 3,853 Long term debt and finance leases $ 3,316 $ 3,093 Current maturities of long-term debt and finance leases 263 554 Operating lease liabilities - aircraft 188 206 Stockholders' equity 3,373 3,563 Adjusted capitalization $ 7,140 $ 7,416 Adjusted debt to capitalization ratio 53% 52% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) December 31, 2022 December 31, 2021 Long term debt and finance leases $ 3,093 $ 3,651 Current maturities of long-term debt and finance leases 554 355 Operating lease liabilities 736 796 Adjusted debt $ 4,383 $ 4,802 Long term debt and finance leases $ 3,093 $ 3,651 Current maturities of long-term debt and finance leases 554 355 Operating lease liabilities 736 796 Stockholders' equity 3,563 3,849 Adjusted capitalization $ 7,946 $ 8,651 Adjusted debt to capitalization ratio 55% 56% Appendix B: Calculation of Leverage Ratios

16 Delivery Planning Assumption A220 A321neo A321neo LR Total 2023 11 4 4 19 Delivery and return assumptions as of March 31, 2023. In 2024, contractual deliveries of 43 aircraft. Given Airbus delivery delays, we continue to evaluate planning assumptions. In addition, we have retired 12 owned E190 aircraft to date, including the sale of two E190 aircraft. Appendix C: Order Book Contractual Returns A320 E190 Total 2023 (4) (6) (10) 2024 (8) (16) (24)

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